INMARKETING GROUP, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2004 AND 2003

I N D E X

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INDEPENDENT AUDITORS' REPORT                                                                                                           1

BALANCE SHEETS - ASSETS                                                                                                                         2

- LIABILITIES AND SHAREHOLDERS' EQUITY

STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY                                                                       3

STATEMENTS OF OPERATIONS                                                                                                                   4

STATEMENTS OF CASH FLOWS                                                                                                                  5

NOTES TO FINANCIAL STATEMENTS                                                                                                     6 - 9

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of

INmarketing Group, Inc.

We have audited the accompanying balance sheets of INmarketing Group, Inc. as of December 31, 2004 and 2003 and the related statements of operations, shareholders' equity and cash flows for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of INmarketing Group, Inc. as of December 31, 2004 and 2003, and the results of their operations and cash flows for each of the two years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Greenberg & Company LLC

Springfield, New Jersey

February 14, 2006

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INMARKETING GROUP, INC.
BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

ASSETS

	2004	2003
Current Assets:		
Cash	$ 125,766	$ 166,174
Accounts receivable-trade	558,267	509,940
Other receivables	2,985	6,325
Total Current Assets	687,018	682,439
Office and computer equipment-net of accumulated depreciation of $61,386 and $39,715, respectively	25,813	31,292
Deposits	5,846	5,846
TOTAL ASSETS	$ 718,677	$ 719,577

LIABILITIES AND SHAREHOLDERS' EQUITY

	2004	2003
Current Liabilities:	$ 480,762	$ 403,250
Accounts payable		
Accrued expenses and other current liabilities	70,537	157,461
Total Current Liabilities	551,299	560,711
Commitments (Note 3)		
Shareholders' Equity:		
Common stock, no par value:		
1000 shares authorized, 200 shares issued and outstanding	40,826	40,826
Retained earnings	126,552	118,040
Total Shareholders' Equity	167,378	158,866
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 718,677	$ 719,577

See Accompanying Notes

Page 2 of 9

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INMARKETING GROUP, INC.
STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE PERIOD JANUARY 1, 2003 THROUGH DECEMBER 31, 2004

	Common Stock			Total
	Number of Shares	$ No Par Value	Retained Earnings	Share-holders' Equity
Balances at 1/1/03	200	$ 40,826	$ 111,649	$ 152,475
Net Income for the Year Ended 12/31/03			6,391	6,391
Balances at 12/31/03	200	40,826	118,040	158,866
Net Income for the Year Ended 12/31/04			8,512	8,512
Balances at 12/31/04	200	$ 40,826	$ 126,552	$ 167,378

See Accompanying Notes

Page 3 of 9

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INMARKETING GROUP, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Revenues, net	$ 8,687,549	$ 7,359,054
Cost of Sales	7,554,768	6,521,420
Gross Profit	1,132,781	837,634
Selling, General and Administrative Expenses	(1,089,558)	(804,948)
Earnings before interest, taxes, depreciation and amortization	43,223	32,686
Depreciation and amortization expense	(21,671)	(12,805)
Interest expense	-	(722)
Interest income	1,360	1,482
Income Before Provision for Income Taxes	22,912	20,641
Income tax expense	14,400	14,250
Net Income	$ 8,512	$ 6,391
Basic and Diluted Earnings per share	$42.56	$31.96
Weighted Average Number of shares outstanding	200	200

See Accompanying Notes

Page 4 of 9

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INMARKETING GROUP, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
Cash Flows From Opeerating Activities:		
Net income	$ 8,512	$ 6,391
Adjustment to reconcile net income to cash:		
Depreciation	21,671	12,805
Changes in assets and liabilities:		
Accounts receivable-trade	(48,327)	329,290
Refundable income taxes	-	7,011
Other receivables	3,340	(6,325)
Accounts payable	77,512	(224,407)
Accrued expenses and other current liabilities	(86,924)	47,205
Net Cash Provided By (Used In) Operating Activities	(24,216)	171,970
Cash Flows From Investing Activities:		
Acquisition of property and equipment	(16,192)	(10,856)
Net Cash Provided By (Used In) Investing Activities	(16,192)	(10,856)
Cash Flows From Financing Activities:		
Payments of loan payable-bank	-	(62,000)
Net Cash Provided By (Used In) Financing Activities	-	(62,000)
Net Increase (Decrease) in Cash	(40,408)	99,114
Cash, beginning of year	166,174	67,060
Cash, end of year	$ 125,766	$ 166,174
Supplemental Disclosures of Cash Flow Information:		
Income Taxes	$ 9,379	$ 7,020
Interest	$ -	$ 718

See Accompanying Notes

Page 5 of 9

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INMARKETING GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

NOTE 1:     ORGANIZATION AND NATURE OF OPERATIONS

INmarketing Group, Inc. (the Company) was incorporated in New Jersey on June 16, 1998 to render incentive and recognition programs for large and mid-size companies.

NOTE 2:    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Policies

INmarketing Group's accounting policies conform to accounting principles generally accepted in the United States of America. Significant policies followed are described below.

Office and Computer Equipment

Office and computer equipment is stated at cost. Major additions and betterments are capitalized, and expenditures for maintenance and repairs are charged to income as incurred. The Company follows the policy of providing for depreciation using the straight-line method and charges depreciation to operating expenses at rates based upon an estimated useful life of 7 years.

Concentrations of Credit Risk

Financial instruments which are potentially subject to concentrations of credit risk consist principally of cash and cash equivalents and trade receivables. The Company does not require collateral or other security to support customer receivables. The exposure to credit risk associated with the nonperformance of customers in fulfilling their contractual obligations can be directly impacted by a decline in economic or industry conditions which could impair the customer's ability to satisfy its obligations. Credit procedures have been established whereby detailed analyses are performed to control the granting of credit to high-risk customers.

Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less when purchased to be cash equivalents. The Company does not consider any of its assets to meet the definition of cash equivalents.

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INMARKETING GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

(CONTINUED)

Fair Value of Financial Statements

The carrying amounts of the Company's cash, accounts receivable, accounts payable, accrued expenses and other liabilities approximate their respective fair values at December 31, 2004 and 2003.

Impairment of Long-Lived Assets

The Company investigates potential impairments of its long-lived assets on an exception basis when evidence exists that events or changes in circumstances may have made recovery of an asset's carrying value unlikely. An impairment loss is recognized when the sum of the expected undiscounted future net cash flows is less than the carrying amount of the asset. No such losses have been identified.

Revenue Recognition

Revenues associated with rewards programs are recorded when the customer is entitled to utilize such rewards. The Company simultaneously records the costs of these rewards. Rewards can be used by customers for one year. After one year, unused rewards are recorded as revenue.

Advertising

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2004 and 2003 was $25,923 and $21,222 respectively.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). SFAS No. 109 has as its basic objective the recognition of current and deferred income tax assets and liabilities based upon all events that have been recognized in the financial statements as measured by the provisions of the enacted tax laws. There are no temporary differences.

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INMARKETING GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

(CONTINUED)

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates, making it reasonably possible that a change in these estimates could occur in the near term.

NOTE 3: COMMITMENTS

a.        Lease

The Company leases an office in Mahwah, New Jersey which expires on December 31, 2008 under an operating lease. The lease requires additional rent for certain operating expenses as defined in the lease and is subject to future minimum annual rental payments of $30,708. In addition, the Company rents storage space in a nearby facility on a month to month basis.

Rent expense for the years ended December 31, 2004 and 2003 was $28,861 and $28,753, respectively.

b.       Plan

Effective January 1, 2000, the Company established a profit sharing plan for its employees. Under the profit sharing plan, the Company may contribute a percentage of each employee's compensation. The contribution amount is voluntary and is determined each year. For the years ended December 31, 2004 and 2003, contributions to the plan amounted to $85,850 and $80,975, respectively.

NOTE 4:     CONCENTRATION OF BUSINESS

Sales to the Company's two major customers accounted for approximately 89% of sales in 2004 and 2003, respectively, of total sales. Receivables from these same customers at December 31, 2004 and 2003 amounted to approximately 75% and 65%, respectively, of total receivables. Purchases from the Company's two major vendors accounted for approximately 90% in 2004 and 2003, respectively, of total purchases. Payables to these same vendors at December 31, 2004 and 2003 amounted to approximately 96% and 88%, respectively, of total payables

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INMARKETING GROUP, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

(CONTINUED)

NOTE 5: POSTRETIREMENT BENEFITS

The Company does not have a plan to cover employees for any benefits after employment (postretirement). Therefore, no accrual is necessary under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Then Pensions" or SFAS No. 112, Employers- Accounting for Post-employment Benefits - an amendment of FASB Statements No. 5 and 43.

NOTE 6: SUBSEQUENT EVENTS

On December 20, 2005, Modern Technology Corp. ("Buyer") entered into and completed a Stock Purchase Agreement (the "Agreement") with David Weiss, President of INmarketing Group, Inc. and Andrew Perlmutter, CEO of INmarketing Group Inc. ("Sellers"). Under the terms of the Agreement, the Buyer purchased 51% of the issued and outstanding shares of INmarketing Group, Inc. Under the terms of the Agreement, the Buyer paid to the Sellers $1,000,000 in cash, and $1,210,000 in the form of Series B Convertible stock of Modern Technology Corp. The Buyer received 51% of the common stock of INmarketing Group, Inc., and an option to purchase the remaining 49% of the issued and outstanding stock. The option to purchase additional shares of stock expires December 19, 2007.

The following unaudited pro-forma financial information reflects the condensed consolidated results of operations of Modern Technology Corp. as if the acquisition of INmarketing Group Inc. had taken place on July 1, 2004. The pro-forma financial information is not necessarily indicative of the results of operations had the transaction been effected on July 1, 2004.

	For the year ended	For the six months ended
	June 30, 2005	December 31, 2005
Net Sales	$ 13,501,019	$ 8,636,029
Net Income (Loss)	$ (986,752)	$ (1,544,091)
Diluted earnings (loss) per share	$ (0.07)	$ (0.05)

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